Exhibit 10.1

                                  ANAREN, INC.
                  2004 COMPREHENSIVE LONG-TERM INCENTIVE PLAN,

                                   AS AMENDED

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                                  ANAREN, INC.
                   2004 COMPREHENSIVE LONG-TERM INCENTIVE PLAN

                                Table of Contents

                                                                            Page
                                                                            ----

1.   Preamble................................................................  1

2.   Purpose of the Plan.....................................................  2

3.   Eligibility.............................................................  2

4.   Definitions.............................................................  2

5.   Grants of Awards........................................................ 11

6.   Stock Subject to this Plan; Award Limits................................ 14

7.   Option Rights........................................................... 16

8.   Special Rules for Grants of Incentive Stock Options..................... 17

9.   Special Rules for Grants of Non-Statutory Stock Options................. 18

10.  Retroactive Stock Appreciation Rights................................... 19

11.  Restricted Stock and Restricted Stock Units............................. 19

12.  Appreciation Rights..................................................... 21

13.  Performance Units and Performance Shares................................ 23

14.  Other Awards............................................................ 24

15.  Transferability......................................................... 25

16.  Adjustments............................................................. 25

17.  Fractional Shares....................................................... 26

18.  Withholding Taxes....................................................... 26

19.  Foreign Employees....................................................... 26

20.  Administration of the Plan.............................................. 27


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                                Table of Contents
                                   (Continued)

                                                                            Page
                                                                            ----

21.  Change of Control....................................................... 27

22.  Termination of Service, Death and Disability Provisions................. 28

23.  Leave of Absence........................................................ 30

24.  Participant Rights...................................................... 30

25.  Severability of Provisions.............................................. 30

26.  Governing Laws.......................................................... 31

27   Amendments and Termination.............................................. 31

28.  Adjustment of Payments.................................................. 32

29.  Acceptance.............................................................. 32

30.  Miscellaneous........................................................... 32


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                                  ANAREN, INC.
                   2004 COMPREHENSIVE LONG-TERM INCENTIVE PLAN

      1. Preamble. The Board of Directors of Anaren, Inc. ("Company") has historically maintained an Incentive Stock Option Plan which authorized the grant of incentive stock options to officers and other key employees ("Option Plan"). Most recently, the Option Plan was replaced by the Anaren, Inc. Incentive Stock Option Plan for Key Employees, which became effective November 2, 2000 ("Key Employee Plan").

      Effective as of January 1, 2001, the Board of Directors of the Company adopted a Anaren Company-Wide Stock Option Plan ("Company-Wide Plan"). The Company-Wide Plan authorized the grant of incentive stock options to all employees except those eligible to participate in the Key Employee Plan.

      Effective as of August 24, 1989, the Board of Directors of the Company adopted a Nonstatutory Stock Option Plan ("Nonstatutory Plan"). The Nonstatutory Plan authorized the grant of nonstatutory stock options to members of the Company's Board of Directors, consultants to the Company, and other persons rendering services to the Company who are not also full-time employees.

      Effective November 2, 1999 and November 2, 2000, the Board of Directors of the Company adopted Restricted Stock Guidelines which authorized the Compensation Committee of the Board to grant awards of restricted stock to key officers and employees of the Company during the Company's fiscal years ending June 30, 2000 and June 30, 2001, respectively ("Restricted Stock Guidelines").

      This document sets forth the terms of the Anaren, Inc. 2004 Comprehensive Long-Term Incentive Plan ("2004 Plan"), which shall amend, restate, and replace the Key Employee Plan, the Company-Wide Plan, the Nonstatutory Plan and the Restricted Stock Guidelines as the basis upon which the Compensation Committee of the Board of Directors shall be authorized to grant stock options and restricted stock. In addition, the 2004 Plan shall authorize the grant of additional forms of incentive compensation, including, but not limited to, restricted stock units, stock appreciation rights, performance units, and performance shares. The 2004 Plan shall become
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effective as of November 1, 2004,  contingent upon the approval of the 2004 Plan by the shareholders of the Company. Options and other rights described in this 2004 Plan document shall be granted on or after November 1, 2004 only in accordance with the terms of this 2004 Plan document. Options and other rights granted prior to November 1, 2004 shall continue to be governed by the terms of the Key Employee Plan, the Company-Wide Plan, the Nonstatutory Plan, or the Restricted Stock Guidelines, as applicable.

      2. Purpose of the Plan. The purpose of this 2004 Plan is to attract, retain and motivate all employees, including officers, directors and other key employees of the Company and its subsidiaries, to provide to such persons competitive equity incentives and rewards for superior performance and contribution, and to more closely align employee officer and director interests with those interests of the Company's shareholders.

      3. Eligibility. Members of the Board of Directors, employees and consultants of the Company shall be eligible to participate in the 2004 Plan, subject to the limitations described below. Participants shall be selected by the Compensation Committee based upon, among other factors, the individual's past and potential contributions to the success, profitability, and growth of the Company. Subject to the discretion of the Committee as described in Section 19, eligibility to participate in the 2004 Plan shall be limited to individuals employed by or performing services for the Company and its subsidiaries in North America.

      4. Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in this Section 4.

            a. "Affiliate" has the meaning given such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            b.  "Applicable  Laws"  means  the  requirements   relating  to  the
administration of equity-based compensation plans under Federal and State corporate laws, Federal and State securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted, and the applicable laws of any other country or jurisdiction where Awards are granted under the 2004 Plan.

            c. "Appreciation Right" (or "Stock Appreciation Right") means a right granted pursuant to Section 12 of this 2004 Plan.

            d. "Associate" has the meaning given such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.


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            e. "Award" means an award granted under this 2004 Plan in one of the forms provided for in Section 5.

            f. "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

            g. "Beneficial Owner" has the meaning given such term under Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

            h. "Board" means (i) the Board of Directors of the Company, or (ii) a committee or subcommittee of the Board appointed by the Board from among its members.

            i. "Cause" shall mean (i) willful malfeasance or willful misconduct by the Participant in connection with his employment, (ii) continuing failure to perform such duties as are requested by the Company, (iii) failure by the Participant to observe material policies of the Company applicable to the Participant, or (iv) the commission by the Participant of any (A) felony, or (B) misdemeanor involving moral turpitude. The Committee shall determine, in its sole discretion, whether a termination of employment is for Cause.

            j. "Change of Control" shall occur in the event:

                  i. as the result of, or in connection with any tender offer or exchange offer, consolidation, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease for any reason to constitute at least 50% of the Board of Directors of the Company or any successor to the Company; or

                  ii. any Person, including a Group, becomes the Beneficial Owner, directly or indirectly, of shares of the Company having more than 50% of the total number of votes that may be cast for the election of Directors of the Company; or

                  iii. the Company is merged or consolidated with another company, and as a result of the merger or consolidation, less than 50% of the outstanding voting securities of the surviving or resulting Company shall then be owned in the aggregate by the former stockholders of


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                        the Company, other than Affiliates,  or any party to the
                        merger or consolidation; or

                  iv. a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities; or

                  v. the Company transfers substantially all of its assets to another company which is not a direct or indirect wholly-owned Subsidiary of the Company.

            k. "Code" means the Internal Revenue Code of 1986, and regulations thereunder, as such law and regulations may be amended from time to time.

            l. "Committee" means the Compensation Committee of the Board or such other committee described in Section 20 of the 2004 Plan.

            m. "Common Shares" means the common stock, $.01 par value per share, of the Company, or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 16 of this 2004 Plan. Except as otherwise provided herein, all Common Shares issued pursuant to the 2004 Plan shall have the same rights as all other issued and outstanding Common Shares, including, but not limited to, voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Company's assets in the event of liquidation.

            n. "Company" shall mean Anaren, Inc., a New York corporation, and any Subsidiaries of Anaren, Inc.

            o. "Covered Employee" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

            p. "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Shares, Restricted Stock Units or other Awards under this 2004 Plan shall become effective.

            q. "Director" means a member of the Board of Directors of the Company.


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            r. "Disability" shall mean the Participant's absence from his duties with the Company on a full-time basis for six consecutive months, or for shorter periods aggregating seven months or more in any year as a result of the Participant's incapacity due to physical or mental illness, unless within 30 days after the Company gives written notice of termination following such absence the Participant shall have returned to the full-time performance of his duties. The determination of whether a Participant has suffered a Disability shall be made by the Board based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he furnishes such medical or other evidence of the existence of the Disability as the Board, in its sole discretion, may require.

            s. "Dollar-Denominated Awards" means Performance Unit Awards and any other Award the amount of which is based on a specified amount of money (other than an amount of money determined by reference to the Market Value per Share of a specified number of Common Shares). Options, Stock Appreciation Rights and Retroactive Stock Appreciation Rights are not Dollar-Denominated Awards.

            t. "Eligible Employee" means an individual who performs services for the Company and who is treated by the Company for payroll and employment tax purposes as a common law employee of the Company. The term Eligible Employee shall not include any individual who performs services for the Company as an Independent Contractor or other non-employee classification, or any individual who is treated by the Company for payroll and employment tax purposes as a non-employee, even if any such individual is reclassified by a court or regulatory agency as a common law employee of the Company.

            u. "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Shares, Restricted Stock Units or other Awards granted under the 2004 Plan. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

            v. "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.


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            w.  "Group"  means  persons  and  entities  that act in  concert  as described in Section 14(d)(2) of the Exchange Act (other than the Company and other than any profit-sharing, employee stock ownership or any other employee benefit plan of the Company, or any trustee of or fiduciary with respect to any such plan when acting in such capacity and other than any executive officer of the Company).

            x. "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

            y. "Management Objectives" means the measurable performance objective or objectives established pursuant to this 2004 Plan for Participants who have received grants of Performance Units or Performance Shares or, when so determined by the Committee, Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Restricted Shares, Restricted Stock Units and other Awards pursuant to this 2004 Plan. Management Objectives may be described in terms of Company-Wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any Award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria: revenues, earnings from operations, earnings before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of Subsidiaries, affiliates and joint ventures. Management Objectives may be stated as a combination of the listed factors. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or


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circumstances  (including those events and circumstances described in Section 16 of this 2004 Plan) render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee to the extent that such action would result in the loss of the otherwise available exemption of the Award under Section 162(m) of the Code.

            z. "Market Value per Share" means the closing sale price per Common Share (or average of the quoted closing bid and asked prices if there is no closing sale price reported) on the trading day immediately prior to the date specified as reported by the principal national exchange or such other trading system on which Common Shares are then listed or trading, if any. If there is no reported price information for the Common Shares, the Market Value per Share will be determined by the Board or the Committee, in its sole discretion. In making such determination, the Board or the Committee may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Shares.

            aa. "Non-Statutory Stock Option" shall mean the right granted to a Participant to purchase Common Shares under this 2004 Plan, the grant, exercise and disposition of which are not intended to be subject to the requirements and limitations of Internal Revenue Code Section 422.

            bb. "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

            cc. "Option Price" means the purchase price payable upon the exercise of an Option Right.

            dd. "Option Right" or "Option" means the right to purchase Common Shares from the Company upon the exercise of an option granted pursuant to
Section 7 of this 2004 Plan.

            ee. "Participant" means a person who is selected by the Committee to receive benefits under this 2004 Plan and who is at the time a Director, Eligible Employee or consultant of the Company (including an officer) or a person who has been offered employment by the Company, provided that such prospective employee may not receive any payment or exercise the right relating to any Award until such person has commenced employment with the Company.

            ff.   "Performance-Based   Compensation"  means  compensation  which
satisfies the requirements applicable to "performance-based  compensation" under
Section 162(m) of the Code.


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            gg. "Performance  Period" means, in respect of a Performance Unit or
Performance Share, a period of time established pursuant to Section 13 of this 2004 Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

            hh. "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 13 of this 2004 Plan.

            ii. "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 13 of this 2004 Plan.

            jj. "Person" shall have the same meaning as defined in Section 13(d) and 14(d)(2) of the Exchange Act and includes any individual, corporation, partnership or other person or entity and any Group and all Affiliates and Associates of any such individual, corporation, partnership, or other person or entity or Group.

            kk. "Restricted Stock Award" means an award of Common Shares (hereafter "Restricted Stock or Restricted Shares") granted subject to the restrictions described in Section 11 of this 2004 Plan and subject to tax under
Section 83 of the Code.

            ll. "Restricted Stock Unit Award" means Common Shares that will be issued to a Participant at a future time or times in accordance with Section 11, and other applicable provisions of the 2004 Plan.

            mm. "Retirement" means retirement, in good standing, after attaining normal retirement age (65) under the provisions of any retirement plan of the Company.

            nn.   "Retroactive   Stock   Appreciation   Rights"   shall  mean  a
Participant's right to receive payments described in Section 10.

            oo. "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for in the Appreciation Right.

            pp. "Subsidiary" means a corporation, company or other entity which is designated by the Committee, and in which the Company has a direct or indirect ownership or other equity interest, provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which, at the time of the grant, the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.


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

            qq. "Termination" shall mean involuntary termination by the Company of the employment of the Participant with the Company for any reason other than death, Disability, Retirement or Cause, or the voluntary resignation of the Participant upon the occurrence of either of the following events:

                  i. A reasonable determination (as defined below) that there has been a significant change in the nature or scope of the Participant's authority from that prior to a Change of Control, a material reduction in the Participant's total compensation (including all bonuses, incentive compensation and benefits) from that prior to a Change of Control, or a significant change in the location where the Participant is required to perform services from that prior to a Change of Control; or

                  ii. A reasonable determination (as defined below) that, as a result of a Change of Control and a change in circumstances thereafter significantly affecting the
                        Participant's position, he is unable to exercise the authority, powers, function or duties attached to his position.

                  iii. "Reasonable Determination." Termination of the Participant's employment in the judgment of the Compensation Committee's "reasonable determination" shall mean termination based on:

                        (A) subsequent to a Change of Control of the Company, and without the Participant's express written consent, the assignment to him of any duties inconsistent with his positions, duties, responsibilities and status with the Company immediately prior to a Change of Control, or a change in the Participant's reporting responsibilities and status with the Company immediately prior to a Change of Control, or a change in the Participant's reporting responsibilities, or offices as in effect immediately prior to a Change of Control, or any removal of the Participant from, or any failure to re-elect him to, any of such positions, except in connection with


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                              the  termination  of  his  employment  for  Cause,
                              Disability or Retirement or as a result of his death; or

                        (B) subsequent to a Change of Control of the Company, a failure by the Company to continue any bonus plans in which the Participant is presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time, but substantially in the forms currently in effect, or a failure by the Company to continue the Participant as a participant in the Bonus Plans on at least the same basis as he presently participates in accordance with the Bonus Plans; or

                        (C) subsequent to a Change of Control of the Company and without the Participant's express written consent, the Company's requiring him to be based anywhere other than his present office location, except for required travel on the Company's business to an extent substantially consistent with his present business travel obligations; or

                        (D) subsequent to a Change of Control of the Company, the failure by the Company to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan or disability plan in which the Participant is participating at the time of Change of Control of the Company (or plans providing him with substantially similar benefits), the taking of any action by the Company which would adversely affect the Participant's participation in or materially reduce his benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him at the time of the Change of Control, or the failure by the Company to provide him with the number of paid vacation days to which he is then entitled in accordance with the


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                              Company's  normal vacation policy in effect on the
                              date hereof; or

                        (E) subsequent to a Change of Control of the Company, the failure by the Company to obtain the assumption or performance of agreements entered into pursuant to this 2004 Plan by any successor of the Company.

            For purposes of this subsection (ii), "reasonable determinations" shall be made by an affirmative vote of at least 50% of the individuals who are both (X) members of the Board immediately prior to the applicable Change of
Control, and (Y) members of the board of directors of the successor entity by which the Participant is employed immediately prior to his resignation. If no individual is described in both (X) and (Y) above, then "reasonable determinations" shall be made at the sole discretion of the Participant.

            rr. "Vesting Period" means the vesting period, if any, applicable to an Award and established by the Committee as of the Date of Grant. Unless otherwise specified in the 2004 Plan or in an Evidence of Award, the Vesting Period for all Awards granted under this 2004 Plan shall be three years.

      5. Grants of Awards.

            a. Subject to the provisions of the 2004 Plan, the Committee may at any time, and from time to time, grant the following types of Awards to any
Participant:

                  i.    Options;

                  ii.   Stock   Appreciation   Rights  and   Retroactive   Stock
                        Appreciation Rights; and

                  iii. Other Awards, which may but need not be, in the form of Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, or Restricted Stock Unit Awards.

Any provision above to the contrary notwithstanding, the Committee may grant Incentive Stock Options only to Participants who are Eligible Employees.

            b. Subject to the provisions of the 2004 Plan, after an Award has been granted,

                  i. the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted; and


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                  ii.   with the written  consent of the  affected  Participant,
                        may amend any Award after it has been granted to include
                        (or  exclude)  any  provision   which  could  have  been
                        included  in (or  excluded  from) such Award when it was
                        granted,   and  no  additional   consideration  need  be
                        received by the Company in exchange for such waiver or amendment.

            c. Any Award grant may specify that the amount payable on exercise of such Award may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

            d. Any Award grant may specify that the amount payable on exercise of such Award may not exceed a maximum specified by the Committee at the Date of Grant.

            e. Any Award grant may specify waiting periods before exercise and permissible exercise dates or periods. Except as otherwise provided in the 2004 Plan or in an Evidence of Award or other agreement between the Committee and a Participant, no Award granted under this 2004 Plan shall vest or become exercisable or payable prior to the third anniversary of the Date of Grant.

            f. No Award grant may provide for the payment to the recipient of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

            g. Each Award grant (if applicable) shall specify a Base Price, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

            h. Successive Award grants may be made to the same Participant regardless of whether any Awards previously granted to the Participant remain unexercised.

            i. Any Award grant may specify Management Objectives that must be achieved, and/or one or more Vesting Periods that must be satisfied, as a condition to the exercise of rights granted pursuant to the Award.

            j. The  Committee  may (but  need not)  grant  any  Award  linked to another Award, including, without limitation, Options linked to Stock Appreciation Rights. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of the 2004 Plan.

            k. No Participant shall acquire any rights in or to or with respect to any Award unless and until an appropriately completed Evidence of Award is delivered to him and returned to the designated Company representative subscribed by the Participant within the time, if any, prescribed therefor by the Committee or its delegate. Any such instrument shall be consistent with this 2004 Plan and incorporate it by reference. Subscribing such instrument and returning it to the designated Company representative as aforesaid shall constitute the Participant's irrevocable agreement to and acceptance of the terms and conditions of the Award set forth in such instrument and of the 2004 Plan applicable to such Award.

            l. The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation. Any provision of the 2004 Plan to the contrary notwithstanding, the 2004 Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, and any provision of the 2004 Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

            m. The 2004 Plan is intended to enable the Committee to grant Options that qualify for the tax treatment applicable to Incentive Stock Options, as well as Options and other Awards that do not qualify for such tax treatment. Any provision of the 2004 Plan to the contrary notwithstanding, the 2004 Plan shall be interpreted, administered and construed to enable the Committee to grant Options that qualify for the tax treatment applicable to Incentive Stock Options as well as Options and other Awards that do not qualify for such tax treatment, and any provision of the 2004 Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

            n.  Except as  provided  below in Section  21 or Section  22, in the event that any Participant's service with the Company terminates for any reason other than involuntary termination without Cause, death, Disability, Retirement, or in the event that the Committee determines, in its sole discretion, that any conduct of a Participant constitutes Grounds for Forfeiture, all rights of such Participant under the 2004 Plan (including rights with respect to outstanding Awards) will terminate. As used herein, the term "Grounds for Forfeiture" shall mean any of the following conduct of any Participant: (i) using for profit or disclosing confidential information or trade secrets of the Company to unauthorized persons, (ii) breaching any contract with or violating any legal obligation to the Company, (iii) failing to make himself available to consult with, supply information to, or otherwise cooperate with the Company at reasonable times and upon a reasonable basis, (iv) while employed by the Company, engaging, directly or indirectly, as an officer, employee, or consultant, or otherwise having, directly or indirectly, ownership or interest in any business that is competitive with the manufacture, sale or distribution of products and services of the type in which the Company is engaged or which may be developed or be in the process of development by the Company during the Participant's employment; provided, however, that the Participant may own beneficially or maintain voting power of the shares of common stock of companies listed on national securities exchanges or publicly traded that do not exceed 5% of the outstanding shares of such companies, or (v) engaging in any other activity which would have constituted grounds for his discharge for Cause by the Company.

            o. No Award granted under this 2004 Plan may be exercised more than 10 years from the Date of Grant.

            p. The 2004 Plan, and all Award grants issued pursuant to the 2004 Plan, shall be structured, interpreted and applied in all circumstances in a manner that is consistent with the intent that Awards and amounts earned and payable pursuant to Awards shall not be subject to the premature income recognition or adverse tax provisions of Code Section 409A.

      6. Stock Subject to this Plan; Award Limits. Prior to adoption of this 2004 Plan, each of the existing plans (Key Employee Plan, Company-Wide Plan, Nonstatutory Plan) had separate Common Share authorizations which limited the number of shares available for award grants under each plan. The Restricted Stock Guidelines limited the number of Common Shares granted in any one year to 25,000. As of September 1, 2004, there were a total of 1,326,488 shares of Common Shares available for grant, but not awarded under previous incentive compensation plans of the Company.

            a. The total number of Common Shares with respect to which awards may be granted under this 2004 Plan shall not exceed an aggregate of 2,826,488 Common Shares, which equals the sum of (i) the number of Common Shares initially authorized by the shareholders of the Company to be made available for Awards under this 2004 Plan (1,326,488), plus (ii) 600,000 additional Common Shares authorized by the shareholders of the Company to be made available for Awards effective as of September 8, 2006, plus (iii) 900,000 additional Common Shares authorized by the shareholders of the Company to be made available for Awards effective as of

November 4, 2009. From the total of 2,826,488 Common Shares, 1,318,495 Common Shares are available for Awards as of November 4, 2009. Subject to the other restrictions in this Section 6, effective as of November 4, 2009, all 1,438,495 Common Shares are available for all types of Awards.

            b.  Subject to the  provisions  below of Sections  6(d) and 6(e) and
Section 16, the maximum number of Common Shares with respect to which Option Rights or Stock Appreciation Rights may be granted in any calendar year to any Participant is 100,000 Common Shares.

            c. Common Shares which may be issued pursuant to Awards may be authorized but unissued shares, or Common Shares held in the treasury, whether acquired by the Company specifically for use under this 2004 Plan or otherwise, as the Committee may from time to time determine; provided, however, that any shares acquired or held by the Company for the purposes of this 2004 Plan shall, unless and until issued to a Participant or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this 2004 Plan, and shall be available for any corporate purpose.

            d. Subject to Section 6(f) below, the maximum aggregate number of shares set forth above shall be charged only for the number of shares which are actually issued under the 2004 Plan; if any Common Shares subject to an Award shall not be issued to a Participant and shall cease to be issuable to a Participant because of the termination, expiration, forfeiture or cancellation, in whole or in part, of such Award or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company because of a Participant's failure to comply with the terms and conditions of an Award, the shares not so issued, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for above and may again be made subject to Awards.

            e. Subject to Section 6(f) below, if the purchase price of shares subject to an Option is paid in Common Shares in accordance with the provisions of Section 7 below, or if Common Shares that are issued or issuable pursuant to an Award are withheld by the Company in accordance with Section 18 below in full or partial satisfaction of withholding taxes due in respect of the Award or the grant, exercise, vesting, distribution or payment of the Award, then the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the

Option, or the number of shares that are withheld by the Company in payment of such withholding taxes, shall not be added back to the maximum aggregate number of shares which may be issued pursuant to Awards under Section 6(b) above.

            f. If and to the extent that it is determined that any provision of this Section 6 or Section 12(f) below shall cause the Company or the 2004 Plan to fail to satisfy any listing standards that apply to the Company from time to time, or shall prevent Incentive Stock Options granted under the 2004 Plan from qualifying as Incentive Stock Options, then to that extent (and only to that extent) that provision or provisions of this Section 6 or Section 12(f) shall be disregarded.

      7. Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

            a. Each grant shall specify the number of Common Shares to which it pertains, subject to adjustments as provided in Section 16 of this 2004 Plan.

            b. Each grant shall specify an Option Price per share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

            c. Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee not less than six months, or (iii) by a combination of such methods of payment.

            d. Each grant shall specify the period or periods of continuous service by the Optionee with the Company, that is necessary before the Option Rights or installments thereof will become exercisable.

            e. Option Rights granted under this 2004 Plan may be (i) options including, without limitation, Incentive Stock Options that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

            f. The Committee may not provide for the payment of dividend equivalents to an Optionee on either a current or deferred or contingent basis, nor may the Committee provide that such equivalents shall be credited against the Option Price.

            g. The Committee may, in its sole discretion, grant an Option to any holder of an option (hereinafter referred to as an "Original Option") to purchase shares of the stock of any corporation (i) the stock or assets of which were acquired, directly or indirectly, by the Company, or (ii) which was merged with and into the Company, so that the Original Option is converted into an Option (hereinafter referred to as a "Conversion Stock Option"); provided, however, that such Conversion Stock Option as of the Date of Grant (the "Conversion Stock Option Date of Grant") shall have the same economic value as the Original Option as of the Conversion Stock Option Date of Grant. In addition, unless the Committee, in its sole discretion determines otherwise, a Conversion Stock Option which is converting an Original Option intended to qualify as an Incentive Stock Option shall have the same terms and conditions as applicable to the Original Option in accordance with Section 424 of the Code and the regulations thereunder so that the conversion is treated as the issuance or assumption of a stock option under
Section 424(a) of the Code and is not treated as a modification, extension or renewal of a stock option under Section 424(h) of the Code.

            h. In the event that the Committee, in its sole discretion, determines that an Optionee who has left service with the Company engaged in misconduct which would have constituted Cause for dismissal if the Optionee was then providing services to the Company, then the Committee may rescind, without the consent of the Optionee, any or all unexercised Option Rights held by the Optionee.

      8. Special Rules for Grants of Incentive Stock Options.

            a. Notwithstanding Section 7(b), the option price per share of an Incentive Stock Option shall not be less than 100% of the Market Value per Share on the Date of Grant of the Option; provided, however, that, if an Incentive Stock Option is granted to any Participant who, immediately after such option is granted, is considered to own stock possessing more than 10% of the combined voting power of all classes of stock of the Company ("a 10-Percent Shareholder"), the Option Price per share shall be not less than 110% of the Market Value per Share on the Date of Grant of the option, and such option may be exercised only within five years of the Date of Grant.

            b. The Committee shall establish the time or times within the Option Period when the Incentive Stock Option may be exercised in whole or in such parts as may be specified from time to time by the Committee.

                  i.    Unless   otherwise   specified   by  the  Board  or  the
                        Committee, with respect to Incentive Stock Options granted to key employees, 20% of the shares subject to each Incentive Stock Option shall vest and become exercisable in cumulative fashion on the first through the fifth anniversaries of the Date of Grant. No Incentive Stock Option granted to a key employee shall be exercisable at any time after the expiration of ten years from its Date of Grant; provided, however, that if the Optionee with respect to an Incentive Stock Option is a 10-Percent Shareholder on the Date of Grant of such Incentive Stock Option, then such Incentive Stock Option shall not be exercisable after the expiration of five years from the Date of Grant.

                  ii.   Unless   otherwise   specified   by  the  Board  or  the
                        Committee, with respect to Incentive Stock Options granted to employees who are not considered key employees, each Incentive Stock Option shall vest and become exercisable on the third anniversary of the Date of Grant, provided the Optionee remains continuously employed by the Company as an Eligible Employee from the Date of Grant through such third anniversary. No Incentive Stock Option granted to an Eligible Employee who is not considered a key employee shall be exercisable at any time after the expiration of ten years from its Date of Grant.

            c. No Incentive Stock Options shall be granted hereunder to any Optionee that would allow the aggregate fair market value (determined at the time the option is granted) of the stock subject of all post-1986 incentive stock options, including the Incentive Stock Option in question, which such Optionee may exercise for the first time during any calendar year, to exceed $100,000. The term "post-1986 incentive stock options" shall mean all rights, which are intended to be "incentive stock options" under the Code, granted on or after January 1, 1987, under any stock option plan of the Company. If the Company shall ever be deemed to have a "parent," as such term is used for purposes of Section 422 of the Code, then rights intended to be "incentive stock options" under the Code, granted after January 1, 1987, under such parent's stock option plans, shall be included with the terms of the definition of "post-1986 incentive stock options."

      9. Special Rules for Grants of Non-Statutory Stock Options.

            a. The Company shall not issue stock certificates to an Optionee who exercises a Non-Statutory Stock Option, unless payment of the required lawful withholding taxes has been made to the Company by check, payroll deduction or other arrangements satisfactory to the Committee.

            b. The periods during which the Board may grant Non-Statutory Stock Options to any person who is a member of the Board are as follows: (i) the fifteen day period commencing on the fifth day following the public release of the Company's earnings for the next preceding fiscal quarter; and (ii) the fifteen day period commencing on the fifth day following the release of the Company's earnings for the next preceding fiscal year. Non-Statutory Stock Options may be granted to persons who are not members of the Board from time to time and at such times as the Board may determine.

            c. Unless otherwise specified by the Board or the Committee, one-third of the shares subject to each Non-Statutory Stock Option shall vest and become exercisable in cumulative fashion on the first through the third anniversaries of the Date of Grant. Non-Statutory Stock Options shall not be exercisable at any time after ten years from the Date of Grant.

            d. Non-Statutory Stock Options granted to Directors shall be subject to the following additional terms and conditions: (i) no Director shall receive Non-Statutory Stock Options at any time for more than 50,000 Common Shares in the aggregate; and (ii) the exercise price of Non-Statutory Stock Options shall be equal to the Market Value of the Shares determined on the Date of Grant.

      10. Retroactive Stock Appreciation Rights. Upon such conditions and limitations it deems advisable, the Committee may authorize (a) the surrender of the right to exercise all or a portion of a vested Option Right granted under the 2004 Plan that is exercisable at the time of surrender, and (b) the payment in exchange for the surrender of an amount of up to the excess of the Market Value per Share at the time of surrender of the shares covered by the Option, or portion thereof, surrendered over the Option Price of such shares. Such payment may be made in Common Shares valued at fair market value or in cash or partly in cash and partly in Common Shares, at the Committee's sole discretion. The Common Shares covered by any Option Right, or portion thereof, as to which the right to purchase has been so surrendered shall not again be available for purposes of Option Rights under the 2004 Plan.

      11.  Restricted  Stock and  Restricted  Stock  Units.  The  Committee  may
authorize the grant of Restricted Stock or Restricted Stock Units to Participants. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

            a. Notwithstanding other provisions in this 2004 Plan to the contrary,

Common Shares granted pursuant to a Restricted Stock Award or Restricted Stock Unit Award may not be sold, exchanged, transferred, assigned, pledged, hypothecated, or otherwise disposed of, for a minimum of 36 months (12 months in the case of grants to Directors) following the date the Restricted Stock Award or Restricted Stock Unit Award is granted by the Committee (the "Forfeiture Period"). Except as provided below or as may be provided by the Committee at the time of grant, if the Participant's employment with the Company terminates prior to the expiration of the Forfeiture Period for any reason, the Participant shall, on the date employment terminates, forfeit and surrender to the Company the number of Common Shares with respect to which the Forfeiture Period has not expired as of the date employment terminates. During the applicable Forfeiture Period, no dividends shall be paid on Common Shares that are the subject of a Restricted Stock Award or Restricted Stock Unit Award.

            b. Each such grant may be made without additional consideration or in consideration of a payment by such recipient that is less than Market Value per Share at the Date of Grant.

            c. Any grant of Restricted Stock or Restricted Stock Units may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

            d. Any such grant of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

            e. Unless otherwise directed by the Committee, all certificates representing Restricted Shares shall be held in custody by an escrow agent until the Forfeiture Period lapses. If not held by an escrow agent, each certificate of Common Shares issued pursuant to the Restricted Stock Award shall bear a legend to reflect the Forfeiture Period until the Forfeiture Period expires.

      12. Appreciation Rights. The Committee may grant Appreciation Rights to any Participant. An Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Committee, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

            a. Appreciation Rights that are granted under the Plan may be linked to all or any part of an Option ("Linked Appreciation Rights"), or may be granted without any linkage to an Option ("Free-Standing Appreciation Rights"). Linked Appreciation Rights may be granted on the Date of Grant of the related Option or on any date thereafter, as the Committee may determine.

            b. Linked Appreciation Rights may be granted either as an alternative or a supplement to the Option to which they are linked (the "related" Option). Linked Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then exercisable. Upon exercise of Linked Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive the amount determined pursuant to Section 12(e) below. Exercise of each such Linked Appreciation Right shall cancel the related Option with respect to one Common Share purchasable under the Option. Linked Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined pursuant to Section 12(e) below if and when the holder purchases shares under the related Option or at any subsequent time specified in the instrument evidencing such Appreciation Rights.

            c. Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Appreciation Rights are granted. The consideration for the grant of Appreciation Rights may consist of the discharge of an obligation of the Company. Subject to the foregoing and the other provisions of this
Section 12, Appreciation Rights may be exercisable upon achievement of specified Management Objectives and/or satisfaction of one or more Vesting Periods. Unless the Evidence of Award provides otherwise, no Appreciation Right shall be exercisable prior to the third anniversary of the Date of Grant. The Committee may at any time accelerate the date on which Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the 2004 Plan or the instrument evidencing the Appreciation Rights, Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

            d. No  Free-Standing  Appreciation  Rights  or  Linked  Appreciation
Rights that are granted as a supplement to the related Option shall be exercisable after the tenth anniversary of the date on which the Appreciation Rights were granted, and no Linked Appreciation Rights that are granted as an alternative to the related Option shall be exercisable after the related Option ceases to be exercisable. If the Committee grants Appreciation Rights for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to expiration of the Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension.

            e. Upon exercise of Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number Common Shares that have a Market Value per Share on the date of exercise of such Appreciation Rights, or a combination of money and Common Shares valued at the Market Value per Share on such date, as the Committee may determine, equal to the amount by which the Market Value per Share of a Common Share on the date of such exercise exceeds the Exercise Price (as hereafter defined) of the Appreciation Rights, multiplied by the number of Appreciation Rights exercised; provided that in no event shall a fractional share be issued unless the instrument evidencing such Appreciation Rights expressly provides otherwise. In the case of Linked Appreciation Rights that are granted as an alternative to the related Option, the Exercise Price shall be the price at which shares may be purchased under the related Option. In the case of Linked Appreciation Rights that are granted as a supplement to the related Option, and in the case of Free-Standing Appreciation Rights, the Exercise Price shall be the Market Value per Share of a Common Share on the date the Appreciation Rights were granted.

            f. Subject to Section 6(f) above,  (i) the  limitations set forth in
Section 6 above shall be charged only for the number of shares which are actually issued in settlement of Appreciation Rights; and (ii) in the case of an exercise of Linked Appreciation Rights that were granted as an alternative to the related Option, if the number of Common Shares previously charged against such limitations on account of the portion of the Option that is cancelled in connection with such exercise in accordance with Section 12(b) exceeds the number of shares (if any) actually issued pursuant to such exercise, the excess may be added back to the maximum aggregate number of shares available for issuance under the Plan.

            g. Subject to Section 15(a) below, Appreciation Rights shall be exercisable during the life of the Participant only by him or his guardian or legal representative, and after death only by his beneficiary.

            h. The Committee shall not have the authority to reduce the Base Price of outstanding Appreciation Rights except as permitted by Section 16 below, nor shall the Committee have the authority to cancel outstanding Appreciation Rights and replace such Appreciation Rights with Appreciation Rights having a lower Base Price.

      13. Performance Units and Performance Shares. The Committee may authorize the granting to Participants of Performance Units and Performance Shares that will become payable (or payable early) to a Participant upon achievement of specified Management Objectives and/or satisfaction of one or more Vesting Periods. Unless otherwise specified in the Evidence of Award, Awards granted under this Section 13 shall be not be payable prior to the third anniversary of the Date of Grant. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

            a. Each grant shall specify the number of Performance Units or Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the Award under Section 162(m) of the Code.

            b. The Performance Period with respect to each Performance Unit or Performance Share shall be such period of time (not less than one year, except in the event of a Change of Control) commencing with the Date of Grant as shall be determined by the Committee at the time of grant.

            c. Any grant of Performance Units or Performance Shares shall specify Management Objectives which, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of

Performance Units or Performance Shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Units or Performance Shares shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Committee must determine that the Management Objectives have been satisfied.

            d. Each grant shall specify the time and manner of payment of Performance Units or Performance Shares that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company to the Participant in cash, in Common Shares or in any combination thereof, and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

            e. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Committee at the Date of Grant. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

            f. The Committee may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

      14. Other Awards.

            a. The Committee is authorized, subject to limitations under Applicable Law, to grant to any Participant other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of Common Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, Awards with value and payment contingent upon performance of the Company or business units thereof, or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or Affiliates or other business units of, the Company. The Committee shall determine the terms and conditions of such Awards. Common Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 14 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Shares, other Awards, notes or other property, as the Committee shall determine.

            b. Cash Awards, as an element of or supplement to any other Award granted under this 2004 Plan, may also be granted pursuant to this Section 14 of the 2004 Plan.

            c. The Committee is authorized to grant Common Shares as a bonus, or to grant Common Shares or other Awards in lieu of obligations of the Company to pay cash or deliver other property under the 2004 Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

      15. Transferability.

            a. Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other derivative security or Award granted under the 2004 Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or by his guardian or legal representative.

            b. The Committee may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights or upon payment under any grant of Performance Units or Performance Shares, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 11 of this 2004 Plan, shall be subject to further restrictions on transfer.

      16. Adjustments. The Committee shall make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Performance Shares, and other share-based Awards described in this 2004 Plan and granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Committee determines is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets (including, without limitation, a special or large non-recurring dividend), issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee shall provide in substitution for any or all outstanding Awards under this 2004 Plan such alternative consideration as it determines to be equitable in the circumstances, and may require in connection therewith the surrender of all Awards so replaced. The Committee shall also make or provide for such adjustments in the numbers of shares specified in Section 6 of this 2004 Plan as the Committee determines is appropriate to reflect any transaction or event described in this Section 16; provided, however, that any such adjustment to the number specified in Section 6 shall be made, only if and to the extent that, such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

      17. Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this 2004 Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

      18. Withholding Taxes. The Company shall have the right to deduct from any payment under this 2004 Plan an amount equal to the Federal, State, local, foreign and other taxes, which in the opinion of the Company are required to be withheld by it with respect to such payment. To the extent that the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. In no event, however, shall the Company accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Committee, a Participant or such other person may surrender Common Shares owned for more than six months to satisfy any tax obligations resulting from any such transaction.

      19. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this 2004 Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this 2004 Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this 2004 Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this 2004 Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this 2004 Plan, as then in effect, unless this 2004 Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

      20. Administration of the Plan.

            a. This 2004 Plan shall be administered by the Board or the Compensation Committee of the Board (or a subcommittee thereof), which Committee shall consist of not less than three Directors appointed by the Board each of whom shall be a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and an "outside director" as defined in the regulations under Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee. The Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board.

            b. Evidence of Award agreements, in the forms as approved by the Board or the Committee, and containing such terms and conditions consistent with the provisions of this 2004 Plan as are determined by the Board or the Committee, may be executed on behalf of the Company by the Chairman of the Board, the President & CEO, Vice President of Finance, or the Secretary of the Company.

            c. The interpretation and construction by the Committee of any provision of this 2004 Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Units, Performance Shares or any other Awards granted under the 2004 Plan, and any determination by the Committee pursuant to any provision of this 2004 Plan or of any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith.

      21. Change of Control. Upon the occurrence of a Change of Control,  unless
(i) otherwise provided in the "Change of Control Agreement" (as defined below) or in a written agreement, such as a severance agreement or an employment agreement, between the Company and the Participant; or (ii) the Committee, in its sole discretion, on a case-by-case basis elects otherwise in writing:

            a. Awards granted under the 2004 Plan shall become exercisable or payable as provided in the Evidence of Award, or other agreement between the Company and a Participant.

            b. Notwithstanding the foregoing, no Award shall be exercisable after the expiration of its term. Any exercisable Options outstanding at the time of a Change of Control shall be cashed out, converted to options of the acquiring entity, assumed by the acquiring entity or otherwise disposed of in the manner provided in any shareholder-approved agreement or plan governing or providing for such Change of Control ("Change of Control Agreement"); provided that any such cash-out, conversion, assumption or disposition of the Options shall not deprive the Option holder of the inherent value of his Options, measured solely by the excess of the Market Value per Share of the underlying Option shares immediately prior to the Change of Control over the Option exercise price. In the absence of such governing provisions in a Change of Control Agreement, the Committee, in its sole discretion, may on a case-by-case basis require any exercisable Options that remain outstanding upon a Change of Control to be cashed out and terminated in exchange for a lump sum cash payment, shares of the acquiring entity or a combination thereof equal in value to the fair market value of the Option, measured in the manner described above, immediately prior to the Change of Control.

            c. Any exercisable Linked Appreciation Rights shall, upon a Change of Control, be cashed out, converted, assumed or otherwise disposed of in the same manner as applies to Options under Section 21(b) above.

            d. All Management Objectives of all Awards granted under the 2004 Plan shall be deemed to have been fully earned.

      22. Termination of Service, Death and Disability Provisions. Unless otherwise provided in the 2004 Plan, Evidence of Award, or other agreement between the Company and a Participant:

            a. In the event that a Participant terminates employment by reason of death, Disability or Retirement, (i) the Participant's unvested Options shall become immediately exercisable, (ii) all of the Participant's vested Options shall be exercisable until the earlier of the date the Option expires or the date that is eighteen (18) months following the date of termination, and (iii) except as provided in Section 22(d) below, all other of the Participant's Awards shall be cancelled.

            b. In the event that a Participant is involuntarily terminated without Cause, (i) the Participant's unvested Options shall be cancelled, (ii) the Participant's vested Options shall be exercisable until the earlier of the date the Option expires or the date that is three months following the date of termination, and (iii) except as provided in Section 22(d) below, all other of the Participant's Awards shall be cancelled.

            c. In the event of a Participant's voluntary resignation, (i) the Participant's unvested Options shall be cancelled, (ii) up to 1000 of the Participant's vested options shall be exercisable until the earlier of the date the Option expires or the date that is three months following the date of termination, and (iii) except as provided in Section 22(d) below, all other of the Participant's Awards shall be cancelled.

            d. In case of the involuntary termination of employment without Cause, or by reason of death, Disability or Retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Appreciation Right or Retroactive Stock Appreciation Right not immediately exercisable, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Performance Units or Performance Shares which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to
Section 11 of this 2004 Plan, the Committee may, in its sole discretion, accelerate the time at which such Appreciation Right or Retroactive Stock Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time at which such Performance Units or Performance Shares will be deemed to have been fully earned or the time when such transfer restriction will terminate. In addition, the Committee may waive any other limitation or requirement under any Award granted under this 2004 Plan, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the Award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

            e. The Committee may, in its sole discretion, modify any Option Right or Appreciation Right to extend the period following termination of a Participant's employment to the Company during which such Award will remain outstanding and be exercisable, provided that no such extension shall result in any Award being exercisable more than ten years after the Date of Grant.

            f. In the event of a Termination of a Participant's employment with the Company within 12 months after a Change of Control, each unexpired Option and Appreciation Right or Retroactive Stock Appreciation Right shall become exercisable, all restrictions on Restricted Stock or Restricted Units shall lapse, and all Management Objectives and/or vesting requirements of all Performance Shares, Performance Units and other Awards granted under the 2004 Plan shall be deemed to have been fully earned and/or satisfied.

            g. In the case of a Participant's termination for Cause, all of the Participant's rights under this 2004 Plan (whether or not vested) shall be cancelled upon termination.

      23. Leave of Absence. The Board or the Committee shall determine the extent to which military or Government services or leave of absence for any other reason shall constitute termination of employment, directorship or consultancy for the purposes of the 2004 Plan or any Awards granted hereunder.

      24. Participant Rights. This 2004 Plan shall not confer upon any Participant any right with respect to continuance of employment with the Company nor shall it interfere in any way with any right the Company would otherwise have to terminate such Participant's employment at any time, with or without Cause. Neither a Participant nor any other person shall, by reason of participation in the 2004 Plan, acquire any right or title to any assets, funds or property of the Company, including without limitation, any specific funds, assets or other property which the Company may set aside in anticipation of any liability under the 2004 Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the 2004 Plan, unsecured by any assets of the Company, and nothing contained in the 2004 Plan shall constitute a guarantee that the assets of the Company shall be sufficient to pay any benefits to any person.

      25. Severability of Provisions. If any provision of the 2004 Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the 2004 Plan or any Award under any Applicable Law, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws, or in the discretion of the Committee, it shall be fully severable, and the 2004 Plan shall be construed and enforced as if such provision had never been inserted herein.

      26. Governing Laws. The validity, construction, interpretation and administration of the 2004 Plan, each Evidence of Award, and any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by the laws of the State of New York and the United States, as applicable, without reference to any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the 2004 Plan to the substantive law of another jurisdiction. Without limiting the generality of the foregoing, the period within which any actions arising under or in connection with the 2004 Plan must be commenced, shall be governed by the laws of the State of New York, irrespective of the place where the act or omission complained of took place and the residence of any party to such action and irrespective of the place where the action may be brought. A Participant's acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, the 2004 Plan or any rights or obligations of the Participant or the Company under or with respect to the Award or the 2004 Plan.

      27. Amendments and Termination.

            a. The Board may at any time and from time to time amend the 2004 Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with Applicable Laws, shall not be effective unless and until such approval has been obtained. Without limiting the generality of the foregoing, the Board may amend this 2004 Plan to eliminate provisions that are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

            b. The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right or Appreciation Right to reduce the Option Price or Base Price (as applicable). Furthermore, no Option Right or Appreciation Right shall be cancelled and replaced with an Award having a lower Option Price or Base Price (as applicable) without further approval of the shareholders of the Company. This Section 27(b) is intended to prohibit the repricing of "underwater" Option Rights and Appreciation Rights, and shall not be construed to prohibit the adjustments provided for in Section 16 of this 2004 Plan.

            c. Subject to Section 16, this 2004 Plan shall continue in effect until the date on which all Common Shares available for issuance or transfer under this 2004 Plan have been issued or transferred and the Company has no further obligation hereunder.

            d. Notwithstanding any other provision of the 2004 Plan to the contrary, (i) the 2004 Plan may be terminated at any time by resolutions of the Board, and (ii) no rights shall be granted pursuant to this 2004 Plan after October 31, 2014.

      28. Adjustment of Payments. In the event that any amount payable under the 2004 Plan, when added to all other amounts payable to the Participant, would, if made, constitute an "excess parachute payment" within the meaning of Sections 280G and 4999 of the Code, the amounts payable hereunder may, in the sole discretion of the Company, be adjusted, reduced or not accelerated by the amount necessary to cause the Participant to receive $1,000 less than 300% of the Participant's "base amount" as that term is used in Section 280G of the Code. The Committee shall, in its sole discretion, determine the manner in which any such reduction shall be made.

      29. Acceptance. By accepting any benefits under the 2004 Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the 2004 Plan and any action or decision under the 2004 Plan by the Company, its agents and employees, and the Board and the Committee.

      30. Miscellaneous.

            The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.


                                        ANAREN, INC.

                                    By: /s/ Lawrence A. Sala
                                        -------------------------------------
                                        President and Chief Executive Officer